UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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The Parent Company

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The Parent Company

717 17th Street

Suite 1300

Denver, Colorado 80202

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on June 24, 2008

TO OUR SHAREHOLDERS:

The 2008 annual meeting of shareholders of The Parent Company will be held at the principal office of the Company, 717 17th Street, Suite 1300, Denver, Colorado 80202, on Tuesday, June 24, 2008, at 10:00 a.m., local time, for the following purposes:

1.	To elect three (3) Class I directors to hold office until the 2011 annual meeting of shareholders and until their successors have been duly elected and qualified.

2.	To transact such other business as may properly come before the annual meeting or any adjournment thereof.

Our Board of Directors has fixed Friday, May 23, 2008, at 5:00 p.m. local time, as the record date for the determination of the shareholders entitled to notice of and to vote at the annual meeting or any postponement or adjournment thereof.

A proxy statement, form of proxy card and annual report to shareholders for the fiscal year ended February 2, 2008 are enclosed.

Shareholders are cordially invited to attend the annual meeting. Whether or not you expect to be present, please date, sign and return the enclosed proxy card in the postage-paid envelope or vote by telephone or internet. If you are present at the annual meeting and desire to vote in person, you may revoke the proxy.

By Order of the Board of Directors,

Michael J. Wagner
President and Chief Executive Officer

May 30, 2008

Denver, Colorado

The Parent Company

717 17th Street

Suite 1300

Denver, Colorado 80202

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS To Be Held on June 24, 2008

This proxy statement is being furnished to the holders of the common stock of The Parent Company, a Colorado corporation (the “Company”), in connection with the solicitation by the Company’s Board of Directors of proxies for use at the 2008 annual meeting of shareholders to be held on June 24, 2008 at 10:00 a.m. (the “Annual Meeting”) and at any postponements or adjournment thereof. The Annual Meeting will be held at the Company’s offices located at 717 17th Street, Suite 1300, Denver, Colorado 80202. This proxy statement and the enclosed proxy card are first being sent to shareholders on or about May 30, 2008.

At the Annual Meeting, shareholders will be asked to consider and vote on the election of three Class I directors. The Nominating Committee of the Board of Directors has nominated Pamela N. Abrams, Frank Rosales and John V. Schaefer as its candidates for election as Class I directors.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:	WHY AM I RECEIVING THIS PROXY STATEMENT?

A:	Our Board of Directors is soliciting your proxy to vote at the Annual Meeting because you owned shares of our common stock at 5:00 p.m., local time, on May 23, 2008, the record date for the meeting, and are entitled to vote at the meeting. The proxy statement, along with a proxy card, is first being mailed to shareholders on or about May 30, 2008. This proxy statement contains information relating to your vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares if you submit a proxy.

Q:	WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

A:	At the Annual Meeting, our shareholders will be asked to: (i) elect three Class I directors, and (ii) transact such other business as may properly come before the Annual Meeting.

Q:	WHEN AND WHERE WILL THE ANNUAL MEETING BE HELD?

A:	The Annual Meeting will be held at the principal office of the Company, 717 17th Street, Suite 1300, Denver, Colorado 80202, on Tuesday, June 24, 2008, at 10:00 a.m., local time.

Q:	WHO IS SOLICITING MY PROXY?

A:	Our Board of Directors is soliciting your proxy to vote at the Annual Meeting. By completing and returning the proxy card, you are authorizing the proxy holders to vote your shares of common stock at the Annual Meeting as you have instructed them on the card.

Q:	HOW MANY VOTES DO I HAVE?

A:	You have one vote for every share of our common stock that you owned on the record date.

Q:	HOW MANY VOTES CAN BE CAST BY ALL SHAREHOLDERS?

A:	As of the record date, there were 24,241,689 shares of our common stock outstanding, constituting the only class of stock outstanding and entitled to vote. Accordingly, a total of 24,241,689 shares, in the aggregate, can be cast by our shareholders.

Q:	HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?

A:	Pursuant to our Bylaws, a majority of the votes entitled to be cast on any matter by holders of our common stock, represented in person or by proxy, constitutes a quorum at the Annual Meeting. As of the record date, 12,120,845 shares of common stock constitute a majority of the votes entitled to be cast by our shareholders at the meeting.

Q:	HOW DO YOU DETERMINE WHETHER A SHARE IS PRESENT AT THE MEETING?

A:	A share is present at the Annual Meeting if the record holder of that share either votes it in person at the meeting or has properly submitted a proxy in accordance with this proxy statement authorizing the proxy holders to vote such share. In addition, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the meeting.

Q:	WHAT IS A BROKER NON-VOTE?

A:	Under the rules that govern brokers who have record ownership of shares that they hold in street name for clients who beneficially own such shares, a broker may vote such shares in its discretion on “routine” matters if the broker has not received voting instructions from its client, but a broker cannot exercise its own discretion to vote such shares on certain “non-routine” matters absent voting instructions from its client. When a broker votes a client’s shares on some but not all of the proposals presented at the meeting, each non-routine proposal for which the broker cannot vote because it has not received a voting instruction from the client is referred to as a “broker non-vote.” The election of directors is a routine matter, and a broker will be permitted to vote its client’s shares in the broker’s discretion absent instructions from its client on these matters.

Q:	WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A:	If your shares are registered directly in your name with our transfer agent, then you are considered, with respect to those shares, the “shareholder of record.” The proxy statement and proxy card have been directly mailed to you by us.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.” The proxy statement has been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by mailing the voting instruction form included in the mailing to your custodian; you may also vote your proxy by telephone or internet or by following their instructions for voting on the voting instruction form.

Q:	WHAT VOTE IS REQUIRED?

A:	Directors are elected by a plurality of the votes cast. If no instructions are indicated on a proxy card, the shares will be voted “FOR” the election of the three nominees for Class I directors named in this proxy statement. Because director nominees must receive a plurality of the votes cast at the Annual Meeting, a vote withheld from a particular nominee or from all nominees will not affect the election of that nominee.

Q:	HOW DO I VOTE?

A:	Voting in Person at the Meeting. If you are a shareholder of record as of May 23, 2008 and attend the Annual Meeting, you may vote in person at the meeting. If your shares are held by a broker, bank or other nominee (i.e., in “street name”) and you wish to vote in person at the meeting, you will need to contact your broker, bank or other nominee that holds your shares of record to obtain a legal proxy allowing attendance at the annual meeting.

Voting by Proxy for Shares Registered Directly in the Name of the Shareholder. If you hold your shares in your own name as a holder of record, you may vote your shares by signing, dating and mailing the enclosed proxy card in the pre-paid envelope we have provided.

Voting by Proxy for Shares Registered in Street Name. If your shares are held in street name, you will receive instructions from your broker, bank or other nominee which you must follow in order to have your shares of common stock voted by mail, telephone or internet.

Voting by Internet. You may vote your shares via the Internet by following the instructions on your proxy card and going to the website www.voteproxy.com, 24 hours a day, 7 days a week.

Voting by Telephone. You may vote your shares on a touch-tone telephone by calling toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries, 24 hours a day, 7 days a week and following the instructions on your proxy card.

Q:	CAN I REVOKE MY PROXY?

A:	If you give a proxy, you may revoke it in one of three ways:

•	deliver a valid new proxy card with a later date to the corporate Secretary of the Company at the Company’s principal executive offices, 717 17th Street, Suite 1300, Denver, Colorado 80202;

•	notify the corporate Secretary of the Company in writing before the Annual Meeting that you have revoked your proxy; or

•	vote in person at the Annual Meeting (although mere attendance at the Annual Meeting will not, in and of itself, constitute a revocation of your proxy).

Q:	WHAT IF I DON’T VOTE FOR THE MATTER LISTED ON MY PROXY CARD?

A:	If you return the proxy card without indicating your vote for a director, your shares will be voted “FOR” each of the nominees listed on your card.

Q:	COULD OTHER MATTERS BE DECIDED AT THE MEETING?

A:	Our Board of Directors does not expect to bring any other matter before the Annual Meeting, and it is not aware of any other matter that may be considered at the Annual Meeting. In addition, pursuant to our Bylaws, the time has elapsed for any shareholder to properly bring a matter before the meeting. However, if any other matter does properly come before the meeting, the proxy holder will vote the proxies in his discretion.

Q:	WHAT HAPPENS IF THE MEETING IS POSTPONED OR ADJOURNED?

A:

Your proxy will still be good and may be voted at the postponed or adjourned meeting. If the adjournment is for more than 120 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each shareholder of record entitled to vote at the meeting. You will still be able to change or revoke your proxy until it is voted.

Q:	WHO PAYS FOR SOLICITING PROXIES?

A:	We bear the cost of preparing, assembling and mailing the notice, proxy statement and proxy card for the Annual Meeting. Proxies may be solicited by mail, personal interview, telephone and other means of communication. We may also solicit by means of press releases and advertisements in periodicals. Banks, brokerage houses and other nominees or fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies and we will reimburse their reasonable out-of-pocket expenses.

Q:	DO I NEED TO BRING ANY IDENTIFICATION OR DOCUMENTATION TO ATTEND THE ANNUAL MEETING?

A:	If you plan to attend the meeting in person, please bring proper identification and proof of ownership of your shares. If your shares are held in street name, you will need to bring a letter from your broker stating that you owned our common stock on the record date or an account statement showing that you owned our common stock on the record date.

Q:	WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

A:	We intend to announce preliminary voting results at the Annual Meeting. We will publish the final results in our Quarterly Report on Form 10-Q for the second fiscal quarter ended August 2, 2008. You can obtain a copy of the Form 10-Q by logging on to our website at http://investor.theparentcompany.com, by calling the SEC at (800) SEC-0330 for the location of the nearest public reference room, or through the EDGAR system at www.sec.gov. Our website does not constitute part of this document.

PROPOSAL: ELECTION OF CLASS I DIRECTORS

Our Board of Directors currently consists of seven directors divided into three classes with members of each class of directors serving for staggered three-year terms. Pamela N. Abrams, Frank Rosales and John V. Schaefer are Class I directors, currently serving terms that expire at the 2008 Annual Meeting. John C. Textor and Michael J. Wagner are Class II directors, currently serving terms that expire at the 2009 annual meeting of shareholders. Lauren Krueger and Edward J. Ulbrich are Class III directors, currently serving terms that expire at the 2010 annual meeting of shareholders. All of our directors, with the exception of Mr. Textor, were appointed to the Board of Directors effective as of the consummation of our merger with eToys Direct, Inc. on October 12, 2007 (the “eToys Direct Merger”).

At the Annual Meeting, shareholders will be asked to elect three Class I directors. The Nominating Committee of our Board of Directors has nominated Ms. Abrams and Messrs. Rosales and Schaefer for re-election as Class I directors for three-year terms expiring at the 2011 annual meeting of shareholders and until their successors are elected and qualified. Each of the nominees has consented to serve if elected. Unless you withhold authority to vote for the election of directors, your proxy card will be voted “FOR” the election of Ms. Abrams and Messrs. Rosales and Schaefer.

Information Regarding Our Directors

The table below sets forth information about Ms. Abrams and Messrs. Rosales and Schaefer, the three nominees standing for re-election to our Board of Directors at the Annual Meeting. The table also includes information about our other directors whose terms will continue after the 2008 Annual Meeting.

Nominees	Age	Principal Occupation, Business Experience and Directorships	Director Since	Term Expiring
Pamela N. Abrams	50	Ms. Abrams has been Senior Vice President, Book Packager of Downtown Bookworks Inc., a book-packaging company, since 2006, in which position she is responsible for producing books in the categories of kids, parenting, education, cooking, crafts, health, psychology, and pop cultures. From 2001 to 2006, Ms. Abrams was Vice President, Editor-in-Chief of Parenting and Family Publishing of Scholastic, Inc., a publishing company. A 20+ year veteran of the magazine business (Harper’s, Parents, Child) and former editorial executive at eToys.com and Scholastic, Ms. Abrams has deep editorial experience in magazine, internet, and book publishing. As an authority on parenting, Ms. Abrams frequently appears on television and radio. She is the author of three books, Now I Eat My ABCs, Gadgetology, and The Only Bake Sale Cookbook You’ll Ever Need. In addition, she writes for magazines such as More, Oprah, and Parents. Ms. Abrams also serves on the Board of Directors of Consumer Reports/Consumers Union. Ms. Abrams graduated from State University of New York in 1981 with a Bachelor of Arts in English.	October 2007	2008

Frank Rosales	51	Mr. Rosales has served as President of Discovery Commerce, the retail and global licensing division of Discovery Communications since 2004. From 1997 to 2003, Mr. Rosales was the Chief Operating Officer of the Retail Group/Consumer Products Division of Discovery Communications and, from 1997 to 2001, Mr. Rosales served as the Chief Financial Officer of Retail Group/Consumer Products Division of Discovery	October 2007	2008

Nominees	Age	Principal Occupation, Business Experience and Directorships	Director Since	Term Expiring
		Communications. A 27-year retail veteran, Mr. Rosales has an impressive background in retail finance and operations. He began his career at Sears, Roebuck and Company, working in the company’s finance operations. After leaving Sears, Mr. Rosales continued in a number of finance and operations roles in specialty retailing, including five years at the San Francisco-based store and mail order retailer, Gumps. Immediately prior to joining Discovery Communications, Mr. Rosales was Vice President, Chief Financial Officer for The Picture People, a nationwide chain of mall-based family portrait studios. Mr. Rosales graduated in 1980 from San Jose State University with a Bachelor of Science degree in Business Administration, majoring in Marketing.

John V. Schaefer	49	Mr. Schaefer served as President and Chief Executive Officer of Cornerstone Brands, Inc., a subsidiary of IAC/InterActive Corp. and a family of leading catalog companies for the home, leisure and casual apparel from April 2005 to May 2007. From July 2004 to April 2005, Mr. Schaefer served as CornerStone Brands, Inc.’s President, Chief Operating Officer and Director and from April 2001 to July 2004 as its Chief Financial Officer. Mr. Schaefer has held various positions in finance and accounting for a number of other companies, including Eastbay, Inc., Apogee Wausau Group and Graebel Van Lines and also previously served as a public accountant. Currently, Mr. Schaefer serves as a consultant to certain portfolio companies of the D. E. Shaw group. Mr. Schaefer received his B.B.A. from the University of Wisconsin and is a Certified Public Accountant.	October 2007	2008

Other Directors	Age	Principal Occupation, Business Experience and Directorships	Director Since	Term Expiring
John C. Textor	41	Mr. Textor has been Chairman of the Company’s Board of Directors since November 2002, and served as the Company’s Chief Executive Officer from April 2005 to October 2007. He has also served as co-chairman of the board of directors of Digital Domain, Inc., a leading visual effects company focused on feature films, television commercials and video games, since May 2006. Mr. Textor is also the Founder and President of Wyndcrest Holdings, LLC, a Florida-based private holding company focused on technology-related opportunities in entertainment, telecommunications and the Internet, and its predecessor, since 1997. Earlier, Mr. Textor was employed in various merchant banking and investment banking capacities by Shearson Lehman Hutton and Paine Webber. Mr. Textor was also a founding director of Lydian Trust Company, a diversified financial services company. He is currently a director of Multicast Media Networks, Inc., a global provider of Internet-based broadcast media. He was previously Chairman of the Board of Sims Snowboards, a prominent global snowboard brand. Mr. Textor earned a B.A. degree in Economics at Wesleyan University.	1999	2009

Other Directors	Age	Principal Occupation, Business Experience and Directorships	Director Since	Term Expiring
Michael J. Wagner	46	Information about Mr. Wagner is provided below under the caption “Information Regarding Our Executive Officers.”	October 2007	2009

Lauren Krueger	33	Ms. Krueger is a Vice President of D. E. Shaw & Co., L.P. in the D. E. Shaw group’s credit-related opportunities unit. Ms. Krueger has served as chief restructuring officer for FAO Schwarz Inc., and is deeply involved with several of the D. E. Shaw group’s other private equity holdings. Prior to joining the D. E. Shaw group in 2003, Ms. Krueger was an associate in the restructuring group at Lazard LLC (formerly Lazard Freres & Co. LLC), where she worked on a number of high profile restructurings. Before that, she worked as an analyst in JPMorgan Chase & Co.’s investment management group. Ms. Krueger also serves on the boards of directors of The Boyds Collection, Ltd. and Russ Berrie & Company, Inc. Ms. Krueger received her M.B.A. from Columbia University, where she was a member of the Beta Gamma Sigma honor society, and her A.B. from Princeton University.	October 2007	2010

Edward J. Ulbrich	43	Mr. Ulbrich has served as a senior executive of Digital Domain, Inc., a leading visual effects company focused on feature films, television commercials and video games, since 1993. He is currently Executive Vice President of Digital Domain and President of its Commercials Division, positions he has held since October 2006, in which capacities he is responsible for providing creative solutions and digital visual effects for the television, video game and online advertising industries. Prior to holding his current positions, Mr. Ulbrich was a Senior Vice President of Digital Domain from 1996 until October 2006. Under Mr. Ulbrich’s leadership, Digital Domain has received 18 Clio awards and 17 AICP awards. He was recently named one of the “50 Most Creative People” by Creativity Magazine. Before joining Digital Domain, Mr. Ulbrich spent 6 years at the Leo Burnett advertising agency, where he developed Leo Burnett’s in-house computer animation/effects department, Black Pencil Graphics, and was responsible for both the production of special visual effects and live action commercials. Mr. Ulbrich holds a B.A. in Fine Arts from the University of Illinois, where he also worked with the National Center for Supercomputing Applications in the Visualization Department.	October 2007	2010

THE NOMINATING COMMITTEE OF OUR BOARD OF DIRECTORS HAS NOMINATED MS. ABRAMS AND MESSRS. ROSALES AND SCHAEFER FOR RE-ELECTION AND RECOMMENDS THAT YOU VOTE “FOR” THE RE-ELECTION OF EACH OF MS. ABRAMS AND MESSRS. ROSALES AND SCHAEFER, THE CLASS I NOMINEES ON THE PROXY CARD.

Director Independence

Our Board of Directors has determined that each of Ms. Abrams, Ms. Krueger, Mr. Rosales, Mr. Schaefer and Mr. Ulbrich is “independent” as defined by the listing standards of the NASDAQ Stock Market (“Nasdaq”).

In addition, our Board of Directors has determined that each member of our Audit Committee is “independent” within the meaning of the Nasdaq listing standards and SEC regulations.

Committees of the Board of Directors

Our Board of Directors has three standing committees: (i) an Audit Committee, (ii) a Compensation Committee and (iii) a Nominating Committee. Each of these committees operates under a written charter adopted by our Board of Directors, copies of which are available on our website at http://investor.theparentcompany.com.

Audit Committee

The Audit Committee assists the Board of Directors in its general oversight of the Company’s financial reporting, internal controls and audit functions and is directly responsible for the appointment, retention, compensation and oversight of the work of the Company’s independent auditors. The Audit Committee is presently comprised of Mr. Schaefer (Chair), Mr. Rosales and Ms. Abrams. Ms. Abrams replaced Ms. Krueger as a member of the Audit Committee effective May 22, 2008.

Our Board of Directors has determined that all members of the Audit Committee are financially literate within the meaning of the SEC rules and under the current listing standards of Nasdaq. Further, our Board of Directors has determined that all members of the committee are “independent” within the meaning of the Nasdaq listing standards and SEC regulations, and that Mr. Schaefer qualifies as an “audit committee financial expert.”

Compensation Committee

The Compensation Committee is primarily responsible for reviewing and recommending to the Board of Directors the compensation and benefits of our Chief Executive Officer and other executive officers, administering the Company’s incentive stock plans and establishing and reviewing general policies relating to compensation and benefits of its employees. The Compensation Committee is comprised of Mr. Rosales (Chair), Ms. Krueger and Mr. Schaefer.

Nominating Committee

The Nominating Committee is responsible for identifying prospective director candidates, nominating directors for election to the Board of Directors, developing and recommending director member selection criteria, considering committee member qualifications and providing oversight in the evaluation of the Board of Directors and each committee. The Nominating Committee is comprised of Ms. Abrams (Chair), Ms. Krueger and Mr. Ulbrich.

Director Nomination Procedures

Pursuant to the Nominating Committee’s charter, the Nominating Committee reviews the qualifications of proposed nominees for director to serve on our Board of Directors and nominates directors for election to the Board.

Our Chief Executive Officer, members of the Nominating Committee, and other members of our Board of Directors are the primary sources for the identification of prospective director nominees. Our Nominating Committee also has authority to retain third-party search firms to identify director candidates, and the committee may consider proposed nominees that are identified by shareholders.

While the Nominating Committee currently has no formal written process for evaluating proposed nominees, the members of the committee generally will review the resume of a proposed nominee and consult the proposed nominee’s personal references. The Nominating Committee may also personally interview (and suggest that other members of our Board of Directors interview) the proposed nominee, if the committee considers the proposed nominee sufficiently suitable.

The Nominating Committee evaluates the prospective nominee in order to determine whether the nominee has experience and expertise in our industry, the ability to offer sound advice and guidance to management, sufficient time to devote to the affairs of the Company, and has demonstrated excellence in his or her field and the ability to exercise sound business judgment. Candidates for director nominees are reviewed in the context of the current composition of our Board of Directors, the operating requirements of the Company and its long-term best interests. In conducting this assessment, the Nominating Committee considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of our Board of Directors and the Company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the nominating committee reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. The Nominating Committee may modify these qualifications from time to time and is currently considering whether to establish a set of corporate governance practices and policies with additional standards and qualifications.

After its evaluation of a candidate’s qualifications, the Nominating Committee then selects a nominee for election to our Board of Directors by majority vote. The Nominating Committee also reviews with the full Board the Nominating Committee’s recommendations and nominations for candidates to the Board of Directors.

The Nominating Committee has not paid fees to any third party to assist in the process of identifying or evaluating director candidates and the Nominating Committee has not rejected a timely director nominee from a shareholder or shareholders holding more than 5% of our voting stock.

Meetings and Director Attendance

Following the consummation of the eToys Direct Merger through February 2, 2008, our Board of Directors held three meetings, including one regularly scheduled meetings and two special meetings, and our Board committees held the following meetings: (i) Audit Committee, three meetings, (ii) Compensation Committee, ten meetings, and (iii) Nominating Committee, no meetings. It is the policy of the Board of Directors to encourage attendance at Board and committee meetings. Each director attended at least 75% or more of the aggregate number of meetings held by the Board of Directors and the committees on which he or she served.

Our Board of Directors encourages director attendance at all annual and special meetings of our shareholders.

Director Compensation

In October 2007, our Board of Directors approved a non-employee director compensation package that includes an annual cash retainer of $10,000, an additional $1,000 for each Board meeting attended and $500 for each committee meeting attended, and $25,000 of restricted stock to be granted pursuant to the 2007 Incentive Plan. In addition, the Chairman of the Board receives an additional annual retainer of $10,000 and the respective Chairpersons of the Audit and Compensation Committees receive additional retainers of $5,000 and $3,000, respectively. We may, in our discretion, grant additional restricted stock or options and other equity awards to our non-employee directors from time to time.

The following table provides a summary of compensation paid to our non-employee directors during the fiscal year ended February 2, 2008 following consummation of the eToys Direct Merger:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Pamela N. Abrams	12,000	25,000	—	—	—	—	37,000

Lauren Krueger	—	—	—	—	—	—	—

Frank Rosales	18,500	25,000	—	—	—	—	43,500

John V. Schaefer	23,500	25,000	—	—	—	—	48,500

John C. Textor	22,000	25,000	—	—	—	—	47,000

Edward J. Ulbrich	12,000	25,000	—	—	—	—	37,000

A director who is also an employee receives no additional compensation for services as a director.

Code of Business Conduct and Ethics

Our Board of Directors has adopted a Code of Business Conduct and Ethics applicable to our directors, officers and employees, in accordance with applicable federal securities laws and Nasdaq listing standards. Our Code of Business Conduct and Ethics is available to view at our website, http://investor.theparentcompany.com.

Shareholder Communications with the Board of Directors

Shareholders interested in communicating with our Board of Directors, a Board committee, the independent directors or an individual director may do so by writing to Board of Directors, The Parent Company, 717 17th Street, Suite 1300, Denver, CO 80202, Attention: Chief Financial Officer. Communications should specify the addressee(s) and the general topic of the communication. Our Chief Financial Officer will review and sort communications before forwarding them to the addressee(s). If no particular director is named, letters will be forwarded, depending on the subject matter, to the chairman of the appropriate committee.

Concerns relating to possible violations of our Code of Business Ethics should be reported pursuant to the procedures outlined in that code, a copy of which is available on our website at http://investor.theparentcompany.com.

EXECUTIVE OFFICERS

The following table sets forth the names, ages and titles of our current executive officers:

Name	Age	Position
Michael J. Wagner	46	President, Chief Executive Officer and a Director

Barry Hollingsworth	43	Vice President, Chief Financial Officer and Secretary

Christopher H. Cummings	43	Senior Vice President and Chief Information Officer

Frederick Hurley	48	Senior Vice President and Chief Merchant

Craig Currie	44	Senior Vice President, Baby Universe and My Twinn

Michael J. Wagner is our President and Chief Executive Officer. Mr. Wagner served as President and Chief Executive Officer of eToys Direct since it was formed in May 2004. He was Senior Vice President and Chief Operating Officer for eToys Direct’s predecessor, KB Online Holdings LLC, from May 2000 until May 2004 and was the Chief Financial Officer of KB Online Holdings, LLC from June 1999 to May 2000. He brings more than 20 years of financial and operational experience in the retail market, including 8 years of online and direct-to-consumer experience, to the organization. Previously, Mr. Wagner held a number of management positions at Consolidated Stores Corporation (now Big Lots), a national broadline closeout retailer, from June 1994 to June 1999, most recently as Vice President of Strategic Planning and Investor Relations. He also served in a number of positions at Value Merchants Inc., a discount retailer, from August 1984 to June 1994, most recently as Corporate Controller. A Certified Public Accountant, he holds a bachelor’s degree in accounting from Marquette University.

Barry Hollingsworth is our Vice President, Chief Financial Officer and Secretary. Mr. Hollingsworth joined eToys Direct in August 2007 as Vice President and Chief Financial Officer. Previously, Mr. Hollingsworth served as Vice President and Chief Financial Officer for Stratos International, an electronics manufacturer, beginning in April 2004. During 2000 to 2003, Mr. Hollingsworth was Director of Finance and Treasury Operations and Director of Investor Relations for Heidrick and Struggles International, an executive search firm. Mr. Hollingsworth also served as the Manager of Investor Relations at Tribune Company, a media company, from 1994-2000 and has prior experience in accounting positions with Aon Corporation, an insurance company, and Blackman Kallick, an accounting firm. Mr. Hollingsworth received his MBA from DePaul University and bachelor’s degree from Northern Illinois University and is a Certified Public Accountant.

Christopher H. Cummings is our Senior Vice President and Chief Information Officer. Mr. Cummings served as Senior Vice President and Chief Information Officer for eToys Direct since it was formed in May 2004. He was Vice President of Technology for eToys Direct’s predecessor, KB Online Holdings, LLC, from June 2001 to May 2004. Before becoming Vice President of Technology, he held a number of management positions at KB Online Holdings, LLC from July 1999 to May 2001, most recently as Senior Director of Technology. He brings more than 15 years of retail and ecommerce information systems experience to the organization. Previously, Mr. Cummings was a founding partner of Vistyx Corporation, a retail solutions provider, from June 1993 to May 1999 and worked as an information technology management consultant at PricewaterhouseCoopers, an accounting firm, from September 1991 to June 1993. He holds a bachelor’s degree from the University of Texas at Austin.

Frederick Hurley is our Senior Vice President and Chief Merchant. Mr. Hurley served as Senior Vice President and Chief Merchant of eToys Direct, Inc. since it was formed in May 2004. He brings more than 20 years of experience in merchandising management to the organization. Previously, Mr. Hurley worked as Vice President and Divisional Merchandising Manager of core toys at KB Toys from July 2001 to May 2004. He also served as Vice President and DMM of girls’ toys, preschool and plush toys at Toys ‘R’ Us, a toy retailer, from July 1998 to July 2001 and DMM of toys and seasonal items from May 1989 to July 1998 at Hills Department Stores, a department store retailer. Mr. Hurley holds a bachelor’s degree from Northeastern University.

Craig Currie is the Senior Vice President overseeing the BabyUniverse, Dreamtime Baby and My Twinn brands. Mr. Currie joined eToys Direct, Inc. in November of 2004 as Vice President of My Twinn and was appointed to his present position in 2008. He brings more than 20 years experience in the direct-to-consumer, toy/doll industry and juvenile products experience to the organization. Previously, Mr. Currie served as COO of B*tween Productions, developer of the Beacon Street Girls consumer/entertainment brand, from August 2003 to November 2004, as a Managing Director at investment bank Tully & Holland, from May 2002 to August 2003, as a Consultant to the Boyds Collection Ltd., a retailer of personalized gifts, from February 2001 to May 2002, as President and CEO of iDolls Corp., a doll retailer, from March 2000 to February 2001, and as Co-Founder of Kid Territory, a retailer of children’s furniture, from January 1999 to March 2000. He was one of the original management team members at American Girl, a retailer, and served in a variety of management positions there from September of 1987 to January of 1999, most recently as Vice President of Product Development and Manufacturing. Mr. Currie received a bachelor’s degree from Wabash College.

EXECUTIVE COMPENSATION

The following discussion and tables set forth information with regard to compensation for services rendered in all capacities to the Company and its subsidiaries during the year ended February 2, 2008, by the Company’s named executive officers.

Company Compensation Objectives

The Company’s objective is to maintain a program of executive compensation that is competitive and motivating to the degree that it will attract, retain and inspire performance of executive officers who possess qualities, talents and abilities that will enhance the growth and profit potential of the Company. The Company believes that its compensation program must include both short-term and long-term compensation elements. Our Board of Directors has organized the Compensation Committee to establish and implement the Company’s program of executive compensation.

Summary Compensation Table

The following table sets forth compensation information for the fiscal year ended February 2, 2008 for the individuals serving as our Chief Executive Officer and two other most highly compensated executive officers for the last completed fiscal year (collectively, the “named executive officers”), and our former Chief Executive Officer who resigned from his position effective upon consummation of the eToys Direct Merger.

Name and Principal Position	Year(1)	Salary ($)	Bonus ($)	All Other Compensation ($)	Total ($)
Michael J. Wagner	2007	$250,000	—	$19,600	$269,600
President and Chief Executive Officer	2006	$250,000	$125,000	$19,600	$394,600

Frederick Hurley	2007	$235,000	—	$17,400	$252,400
Senior Vice President and Chief Merchant	2006	$230,000	$92,000	$17,400	$339,400

Christopher H. Cummings	2007	$195,000	—	$15,440	$210,440
Senior Vice President and Chief Information Officer	2006	$185,000	$74,000	$15,440	$274,440

John C. Textor(2)	2007	—	—	—	—
Former Chief Executive Officer	2006	—	—	—	—

(1)	On October 12, 2007, effective upon consummation of the eToys Direct Merger, Mr. Textor resigned from his position as Chief Executive Officer of the Company and Messrs. Wagner, Hurley and Cummings were appointed to their respective positions as executive officers of the Company. Since eToys Direct, Inc. was treated, for accounting purposes, as the acquiring entity in the merger transaction, the Summary Compensation Table presents amounts paid as compensation to Messrs. Wagner, Hurley and Cummings for fiscal years 2007 and 2006, including amounts paid to them in their capacities as executive officers of eToys Direct, Inc. for the relevant periods prior to the eToys Direct Merger. Mr. Textor received a salary of $121,584 for the period from January 1, 2007 until the consummation of the merger transaction, and a salary of $71,539 during 2006.

(2)	In addition to the amounts set forth in the Summary Compensation Table, following Mr. Textor’s resignation and termination of his employment agreement upon consummation of the eToys Direct Merger, Mr. Textor received a lump sum payment of $56,250.

The following table summarizes the amounts included in “all other compensation” in the Summary Compensation Table above for our named executive officers.

Name	Year*	Perquisites and Other Personal Benefits ($)	Insurance Premiums ($)	Company Contributions to Retirement and 401(k) Plans ($)	Total ($)
Michael J. Wagner	2007	$9,600	—	$10,000	$19,600
President and Chief Executive Officer	2006	$9,600	—	$10,000	$19,600

Frederick Hurley	2007	$8,400	—	$9,000	$17,400
Senior Vice President and Chief Merchant	2006	$8,400	—	$9,000	$17,400

Christopher H. Cummings	2007	$8,400	—	$7,040	$15,440
Senior Vice President and Chief Information Officer	2006	$8,400	—	$7,040	$15,440

*	Includes amounts paid as “other compensation” to Messrs. Wagner, Hurley and Cummings for fiscal years 2007 and 2006, including amounts paid to them in their capacities as executive officers of eToys Direct, Inc. for the relevant periods prior to the consummation of the eToys Direct Merger.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes outstanding equity awards held by our named officers at February 2, 2008.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Michael J. Wagner	11,635	—	—	$1.08	2/22/2015	—	—	—	—
President and Chief Executive Officer	20,297	—	7,627	$1.55	8/1/2016	—	—	—	—

Frederick Hurley	6,981	—	—	$1.08	2/22/2015	—	—	—	—
Senior Vice President and Chief Merchant	13,833	—	4,783	$1.55	8/1/2016	—	—	—	—

Christopher H. Cummings	6,981	—	—	$1.08	2/22/2015	—	—	—	—
Senior Vice President and Chief Information Officer	13,833	—	4,783	$1.55	8/1/2016	—	—	—	—

Employment Agreements

The Company has an employment agreement with each of the named executed officers, which establishes such executive officer’s base salary and bonus, if applicable. Among other things, the employment agreements generally designate a period of employment, allow the termination of the agreement by either party with notice, grant the right to participate in the Company’s discretionary bonus program and provide for severance, upon termination other than for cause.

TRANSACTIONS WITH RELATED PERSONS

Company Equity Investment

On September 22, 2006, certain affiliates of Wyncrest Holdings LLC, a company controlled by John C. Textor, the Company’s Chairman, acquired 263,852 shares of the Company’s common stock at a price of $7.58 per share (a 7.5% premium to the last reported sales price on that date).

Company Loan Agreement

On December 29, 2006, the Company entered into a loan agreement with Lydian Private Bank, pursuant to which Lydian Private Bank provided a term loan of $2,000,000 to the Company. The loan bore interest at a floating rate of interest equal to the base rate on corporate loans posted by at least 75% of the nation’s largest banks, known as the “Wall Street Journal Prime,” which interest was payable monthly beginning on February 1, 2007. The maturity date of the loan was July 1, 2008. As security for the loan, Wyndcrest BabyUniverse Holdings II, LLC and Wyndcrest BabyUniverse Holdings III, LLC, companies controlled by Mr. Textor, pledged shares of the Company’s common stock held by them, which shares also served as collateral under a loan previously extended to such pledgors by Lydian Private Bank. In addition, each such pledgor and Mr. Textor executed a guaranty of the Lydian Loan in favor of Lydian Private Bank.

Prior to the consummation of the eToys Direct Merger, Lydian Private Bank assigned and transferred the loan to Lydian Trust Company, and Lydian Trust Company and the Company entered into a subscription and loan satisfaction agreement pursuant to which the loan and related documents were amended to provide that the Company’s payment to Lydian Trust of $1,100,000 in cash and the Company’s issuance to Lydian Trust of an aggregate of 145,985 shares of its common stock, in each case upon the closing of the eToys Direct Merger, would be deemed payment in full of the loan. In addition, Wyndcrest BabyUniverse Holdings II, LLC and Wyndcrest BabyUniverse Holdings III, LLC agreed to provide price protection to Lydian Trust Company if it did not receive average net proceeds from the sale of such shares of at least $8.45 per share, in the amount of the shortfall. In connection with the eToys Direct Merger, the Company paid $1,100,000 in cash and issued 145,985 shares of its common stock to Lydian Trust Company in full repayment of the debt outstanding under the Lydian Loan.

eToys Direct, Inc. Revolving Credit Agreement

Prior to the consummation of the eToys Direct Merger, eToys Direct, Inc. entered into certain revolving credit agreements with D. E. Shaw eToys Acquisition Holdings, L.L.C., an affiliate of eToys Direct, Inc.’s former and the Company’s current controlling shareholder, pursuant to which eToys Direct, Inc. could borrow up to $50 million. As of October 12, 2007, an aggregate of $53,440,048 was outstanding under the credit agreement, accruing interest at a weighted average rate of Prime + 5% per annum. eToys Direct, Inc. also entered into a revolving credit agreement with D. E. Shaw AQ-SP Series 2-01, L.L.C., an affiliate of eToys Direct, Inc.’s former and the Company’s current controlling stockholder, pursuant to which eToys Direct, Inc. borrowed $15,000,000. As of October 12, 2007, an aggregate of $16,032,014 was outstanding under the credit agreement, accruing interest at Prime + 5% per annum. In addition, on June 7, 2007, eToys Direct borrowed an additional $2,000,000 from D. E. Shaw AQ-SP Series 6-07, L.L.C., as evidenced by a promissory note. As of October 12, 2007, an aggregate of $2,137,602 was outstanding under the note, accruing interest at Prime + 5% per annum. The $71,609,664 in debt outstanding under both revolving credit agreements and the promissory note was converted into 12,822,043 shares of eToys Direct, Inc. common stock immediately prior to the consummation of the eToys Direct Merger, then subsequently converted to 5,967,472 shares of common stock of the Company pursuant to the merger.

Loan Agreements with Certain Officers of eToys Direct, Inc.

Prior to the eToys Direct Merger, D. E. Shaw eToys Acquisition Holdings, L.L.C., an affiliate of eToys Direct, Inc.’s former and the Company’s current controlling stockholder, entered into secured limited recourse promissory note and pledge agreements with 16 eToys Direct, Inc. officers and other employees. These loans were originally secured by shares of eToys Direct, Inc. common stock held by the obligors (shares of eToys Direct, Inc. common stock were converted into shares of the Company’s common stock pursuant to the eToys Direct Merger). The obligors may prepay loan amounts at any time, but in the event that the obligors receive any payment or otherwise realize value in respect of the shares representing the collateral for their loans, 100% of such payment or value must be applied to the accrued but unpaid interest on the loans, and any remainder applied to the principal. Similarly, one third of any bonus paid to the obligors, net of taxes, must be applied to the loans in this manner. The loans must be fully repaid by May 10, 2011. As of May 23, 2008, the aggregate outstanding amount under these loans was $503,102.

Registration Rights Agreement

In connection with the consummation of the eToys Direct Merger, the Company entered into a Registration Rights Agreement with D. E. Shaw Acquisition Holdings 3, L.L.C., Michael J. Wagner, the Chief Executive Officer of the Company, John C. Textor, the Chairman of the Board of the Company, and three entities controlled by Mr. Textor, Wyndcrest BabyUniverse Holdings, LLC, Wyndcrest BabyUniverse Holdings II, LLC and Wyndcrest BabyUniverse Holdings III, LLC, pursuant to which the Company granted demand registration rights with respect to shares of the Company’s common stock held be them or issued to them in the eToys Direct Merger. The Company has filed registration statements with the SEC covering the subject shares and has paid the expenses related thereto, including SEC filing fees and legal and accounting fees.

D. E. Shaw Laminar Lending, Inc. Guaranty

On February 1, 2008, an affiliate of D. E. Shaw Laminar Acquisition Holdings 3, L.L.C. entered into a limited guaranty and pledge agreement with The CIT Group/Business Credit, Inc., the administrative agent under our credit facility, to provide, on our behalf, a limited guaranty of a portion of our obligations under our credit facility and pledge a savings account as security for its obligations under the guaranty. In consideration for these financial accommodations, we agreed to pay such affiliate a fee of $450,000 and a fee on the amounts deposited in the pledged savings account.

Other Related Party Transactions

eToys Direct, Inc. provides order processing, fulfillment and customer service to FAO Schwarz Inc., a wholly owned subsidiary of an affiliate of eToys Direct, Inc.’s principal and controlling shareholder. For the fiscal year ended February 3, 2007, eToys Direct recognized $600,000 in net sales related to the provision of these services to FAO Schwarz Inc.

We have agreed to pay D. E. Shaw & Co., L.P., an affiliate of our controlling shareholder and the employer of Lauren Krueger, all compensation that Ms. Krueger would be entitled to receive as a non-employee director of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of May 23, 2008 regarding the beneficial ownership of common stock of the Company by:

•	each person known to be the beneficial owner of more than five percent of the outstanding shares of common stock of the Company;

•	each of our directors and nominees for director;

•	each of our named executive officers; and

•	all directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. Unless otherwise specified, the address of each of the persons set forth in the table below is in care of the Company, 717 17th Street, Suite 1300, Denver, Colorado 80202.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
5% Shareholders
D. E. Shaw Laminar Acquisition Holdings 3, L.L.C.(2)	15,293,457	63.1%
Gilder, Gagnon, Howe & Co., L.L.C.(3)	1,441,362	5.9%
Wyndcrest BabyUniverse Holdings III, LLC(4)	1,209,006	5.0%
Executive Officers and Directors
Michael J. Wagner(5)	590,384	2.4%
Christopher H. Cummings(6)	199,557	*
Frederick L. Hurley(7)	164,651	*
Pamela N. Abrams	4,079	*
Lauren Krueger	—	*
Frank Rosales	4,079	*
John V. Schaefer	4,079	*
John C. Textor(8)	2,196,202	9.1%
Edward J. Ulbrich	4,079	*
All directors and executive officers as a group (11 persons)	3,322,850	13.7%

*	Represents beneficial ownership of less than one percent of the Company’s common stock.

(1)	Unless otherwise indicated the shares of common stock are held with sole voting and investment power.

(2)	Based on a Statement on Form 4 filed with the SEC on January 14, 2008 by D. E. Shaw Laminar Acquisition Holdings 3, L.L.C. D. E. Shaw & Co. L.P., as investment adviser, has voting and investment control over any shares of Company common stock owned by D. E. Shaw Laminar Acquisition Holdings 3, L.L.C. The address of D. E. Shaw Laminar Acquisition Holdings 3, L.L.C. is 120 West 45th Street, 39th Floor, New York, NY 10036.

(3)	Based on a Statement on Schedule 13G Amendment No. 3 filed with the SEC on January 10, 2008. The address for Gilder, Gagnon, Howe & Co. LLC is 1775 Broadway, 26th Floor, New York, NY 10019.

(4)	Based on a Statement on Form 4 filed with the SEC on January 25, 2008 by John C. Textor. Mr. Textor has sole investment and voting power over the shares of common stock held by Wyndcrest BabyUniverse Holdings III, LLC.

(5)	Includes 322,000 shares of restricted stock granted under the Company’s 2007 Long Term Incentive Plan, and 35,681 shares of common stock subject to outstanding options which are exercisable within 60 days of May 23, 2008.

(6)	Includes 48,300 shares of restricted stock granted under the Company’s 2007 Long Term Incentive Plan, and 23,270 shares of common stock subject to outstanding options which are exercisable within 60 days after May 23, 2008.

(7)	Includes 48,300 shares of restricted stock granted under the Company’s 2007 Long Term Incentive Plan, and 23,270 shares of common stock subject to outstanding options which are exercisable within 60 days after May 23, 2008.

(8)	Includes 28,460 shares owned by Wyndcrest BabyUniverse Holdings, LLC, 579,458 shares owned by Wyndcrest BabyUniverse Holdings II, LLC, 1,209,006 shares owned by Wyndcrest BabyUniverse Holdings III, LLC, 374,190 shares owned by John C. Textor and Debora W. Textor, and 5,088 shares of common stock subject to outstanding options which are exercisable within 60 days after May 23, 2008. Mr. Textor holds sole investment and voting power over the shares of the Company held by each of these entities.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who own more than 10% of our outstanding common stock to file with the SEC reports of changes in their ownership of our common stock. Executive officers, directors and greater than 10% shareholders are also required to furnish us with copies of all forms they file under this regulation. To our knowledge, based solely on a review of the copies of such reports furnished to us and representations that no other reports were required during the year ended February 2, 2008, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% shareholders were complied with.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors and selects the Company’s independent auditors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls.

In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended February 2, 2008 with management, which review included a discussion of compliance with regulatory requirements, the quality, in addition to the acceptability, of the Company’s accounting principles, the reasonableness of significant judgments and estimates, and the clarity of disclosures in the Company’s financial statements.

The Audit Committee also reviewed with the independent auditors, Ernst & Young LLP (“Ernst & Young”), who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the Company’s accounting principles, key estimates and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61. In addition, the Audit Committee discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board, including Independence Standards Board Standard No. 1, and considered the compatibility of non-audit services with the auditors’ independence. The Audit Committee also discussed with the Company’s independent auditors the overall scope and plans for the audit.

The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of the auditors’ examination, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended February 2, 2008 for filing with the SEC.

AUDIT COMMITTEE

John Schaefer, Chair

Lauren Krueger

Frank Rosales

INDEPENDENT AUDITORS

The Audit Committee has appointed Ernst & Young, LLP (“Ernst & Young”) to be our independent auditors for the fiscal year ending January 3, 2009. Representatives of Ernst & Young are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so. They also will be available to respond to appropriate questions from shareholders.

Change in Independent Auditors

On December 4, 2007, we engaged Ernst & Young as our independent auditors for the fiscal year ending February 2, 2008. Ernst & Young had served as the independent auditors for eToys Direct, Inc., which was treated, for accounting purposes, as the acquiring entity in the eToys Direct Merger. Consequently, we dismissed Singer Lewak Greenbaum & Goldstein LLP (“Singer Lewak”) as our independent auditors. The decision to change independent auditors was approved by the Audit Committee.

The reports of Singer Lewak on the Company’s financial statements as of and for the fiscal years ended December 31, 2005 and December 31, 2006 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2005 and December 31, 2006, and the subsequent interim period through December 4, 2007, there were (1) no disagreements with Singer Lewak on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Singer Lewak, would have caused Singer Lewak to make reference thereto in their reports on the Company’s financial statements for such years, and (2) no reportable events, as that term is defined in item 304(a)(1)(v) of Regulation S-K.

We provided Singer Lewak a copy of the foregoing disclosure, as contained in the Company’s Current Report on Form 8-K, prior to its filing with the SEC on December 10, 2007, and requested that Singer Lewak furnish a letter addressed to the SEC stating whether Singer Lewak agreed with such statements. A copy of the letter, dated December 10, 2007, from Singer Lewak is attached as Exhibit 16.1 to the Company’s Current Report on Form 8-K/A filed with the SEC on December 12, 2007.

During the fiscal years ended December 31, 2005 and December 31, 2006, and the subsequent interim period through December 4, 2007, the Company did not consult with Ernst & Young regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (2) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Principal Accountant Fees and Services

The following discussion and tables set forth fees billed by our independent auditors for professional services rendered during the last two fiscal years. As used in the tables below, the terms:

•

“Audit Fees” refers to for (i) the audit of our annual financial statements included in our Form 10-K and review of financial statements included in our Form 10-Qs, (ii) the audit of our internal control over financial reporting, (iii) services in connection with registration statements we filed with the SEC, (iv) services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements, and (v) all cost and expenses in connection with the above;

•

“Audit Related Fees” refers to fees (i) for due diligence services rendered in conjunction with the eToys Direct Merger and/or (ii) assurance and related services that are reasonably related to the performance of the audit or review of our financial statements;

•	“Tax Fees” refers to fees for tax compliance, tax advice and tax planning; and

•	“All Other Fees” refers to fees for products and services provided by our independent auditors other than included as Audit Fees, Audit Related Fees or Tax Fees.

Ernst & Young

The following table presents fees for professional audit services rendered by Ernst & Young for the review of our third quarter financial statements and the audit of our annual financial statements for the fiscal year ended February 2, 2008, and fees billed for other services rendered by Ernst & Young during such fiscal year following consummation of the eToys Direct Merger:

Fees	Fiscal 2007 (Post-Merger)(1)
Audit Fees	$331,475
Audited Related Fees	—
Tax Fees	—
All Other Fees	—

(1)	Reflects services performed during the 2007 fiscal year following consummation of the eToys Direct Merger. We engaged Ernst & Young as our independent auditors effective December 4, 2007.

eToys Direct, Inc. was treated, for accounting purposes, as the acquiring entity in the eToys Direct Merger and, as a result, the financial statements included in our Annual Report on Form 10-K for the fiscal year ended February 2, 2008 reflect the historical results of eToys Direct, Inc. prior to the merger and that of the combined company following the merger. The table set forth below presents fees for professional audit services rendered by Ernst & Young for the audit of the financial statements of eToys Direct, Inc. for the fiscal year ended February 3, 2007, and fees billed for other services rendered by Ernst & Young to eToys Direct Inc. during such fiscal year and its 2007 fiscal year prior to the consummation of the eToys Direct Merger:

Fees	Fiscal 2007 (Pre-Merger)(1)	Fiscal 2006
Audit Fees	$453,345	$100,000
Audited Related Fees	$233,370	—
Tax Fees	—	—
All Other Fees	—	—

(1)	Reflects services performed for eToys Direct, Inc. during the 2007 fiscal year prior to the consummation of the eToys Direct Merger.

Singer Lewak

The following table presents fees for professional audit services rendered by Singer Lewak for the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2006, and fees billed for other services rendered by Singer Lewak during such fiscal year and the 2007 fiscal year prior to the consummation of the eToys Direct Merger:

Fees	Fiscal 2007 (Pre-Merger)*	Fiscal 2006*
Audit Fees	$189,896	$198,980
Audited Related Fees	—	$158,455
Tax Fees	$20,434	$24,494
All Other Fees	—	—

*	Reflects services performed for the Company during the 2006 fiscal year and the 2007 fiscal year prior to the consummation of the eToys Direct Merger.

Pre-Approval Policies and Procedures for Audit and Permitted Non-Audit Services

The Audit Committee has a policy of considering and, if deemed appropriate, approving, on a case by case basis, any audit or permitted non-audit service proposed to be performed by our independent auditors in advance of the performance of such service. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has not implemented a policy or procedure which delegates the authority to approve, or pre-approve, audit or permitted non-audit services to be performed by our independent auditors. In connection with making any pre-approval decision, the Audit Committee must consider whether the provision of such permitted non-audit services by our independent auditors is consistent with maintaining their status as our independent auditors.

Consistent with these policies and procedures, the Audit Committee approved all of the services rendered by our independent auditors during fiscal year 2007, as described above.

SHAREHOLDER PROPOSALS

SEC’s Rules. Any proposal of a shareholder intended to be included in our proxy statement and form of proxy/voting instruction card for our 2009 annual meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received by us no later than January 30, 2009, unless the date of our 2009 annual meeting is changed by more than 30 days from June 24, 2008, in which case the proposal must be received a reasonable time before we begin to print and mail our proxy materials.

Bylaw Requirements. Our Bylaws include requirements that shareholders must comply with in order to nominate persons for election as directors or to propose business to be considered at an annual meeting. These requirements are separate from and in addition to the requirements of the SEC that a shareholder must meet to have a proposal included in our proxy statement. Our Bylaws require that, in order for a shareholder to nominate a person for election as a director or propose business to be considered by the shareholders at an annual meeting, or both, the shareholder must give timely notice in proper written form to our corporate Secretary at 717 17th Street, Suite 1300, Denver, Colorado 80202, and must be a shareholder of record at the time of giving the notice.

To be timely, your notice must be delivered to our corporate Secretary not less than 120 days or more than 150 days prior to the first anniversary of the date on which we first mailed this proxy statement for the 2008 Annual Meeting. However, if the date of the 2009 annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the first anniversary date of the 2008 Annual Meeting, then your notice to be timely must be delivered not later than the close of business on the later of the 90th day prior to the 2009 annual meeting or the 15th day following the day on which public announcement of the date of such meeting is first made. To be in proper form, your notice must comply with the notice requirements set forth in our Bylaws. In addition, you will also be required to comply with all applicable SEC rules.

DELIVERY OF MATERIALS

SEC rules permit a single set of annual reports and proxy statements to be sent to any household at which two or more shareholders reside if they appear to be members of the same family. Each shareholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information shareholders receive and reduces mailing and printing expenses.

A number of brokerage firms have instituted householding. As a result, if you hold your shares through a broker and you reside at an address at which two or more shareholders reside, you will likely be receiving only one annual report and proxy statement unless any shareholder at that address has given the broker contrary instructions. However, if any such beneficial shareholder residing at such an address wishes to receive a separate annual report and/or proxy statement in the future, or if any such beneficial shareholder that elected to continue to receive separate annual reports and/or proxy statements wishes to receive a single annual report and/or proxy statement in the future, that shareholder should contact his broker or send a request to our corporate Secretary at: The Parent Company, 717 17th Street, Suite 1300, Denver, Colorado 80202, telephone number (303) 228-9000. We will deliver, promptly upon written or oral request to our corporate Secretary, a separate copy of the 2007 annual report and this proxy statement to a beneficial shareholder at a shared address to which a single copy of the documents was delivered.

INCORPORATION BY REFERENCE

The Audit Committee Report shall not be deemed soliciting material or filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such reports be subject to the liabilities of Section 18 of the Exchange Act, except, in each such case, to the extent that we specifically incorporate such information by reference. In addition, the website address included in this proxy statement is intended to provide an inactive, textual reference only. The information on this website is not part of this document.

AVAILABILITY OF SEC FILINGS, CODE OF BUSINESS

CONDUCT AND ETHICS AND COMMITTEE CHARTERS

Copies of our reports on Forms 10-K, 10-Q, 8-K and all amendments to those reports filed with the SEC, and our Code of Business Conduct and Ethics, and the charters of the Audit, the Compensation, and the Nominating Committees, and any reports of beneficial ownership of our common stock filed by executive officers, directors and beneficial owners of more than 10% of our outstanding common stock are posted on and may be obtained through our website, http://investor.theparentcompany.com, or may be requested in print, at no cost, by telephone at (303) 228-9000 or by mail at: The Parent Company, 717 17th Street, Suite 1300, Denver, Colorado 80202, Attention: Corporate Secretary.

By Order of the Board of Directors,

Michael J. Wagner
President and Chief Executive Officer
Denver, Colorado
May 30, 2008

ANNUAL MEETING OF SHAREHOLDERS OF

THE PARENT COMPANY

June 24, 2008

PROXY VOTING INSTRUCTIONS

MAIL - Sign, date and mail your proxy card in the
envelope provided as soon as possible.
- OR -
TELEPHONE - Call toll-free 1-800-PROXIES
(1-800-776-9437) in the United States or 1-718-
921-8500 from foreign countries and follow the	COMPANY NUMBER
instructions. Have your proxy card available when
you call.
- OR -	ACCOUNT NUMBER
INTERNET -Access “www.voteproxy.com” and
follow the on-screen instructions. Have your proxy
card available when you access the web page.
- OR -
IN PERSON -You may vote your shares in person by attending the Annual Meeting.

You may enter your voting instructions at 1-800-PROXIES in the United States or 1-718-921-8500 from foreign countries or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

¢ 20300000000000000000 5	062408

THE NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED BELOW.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. Election of Directors:

2. The proxyholders (or their substitutes) may vote in their discretion, to transact such other business as may properly come before the meeting and any adjournments or postponements thereof including to vote for the election of such substitute nominee(s) for director as such proxies may select in the event that any nominee(s) named above become unable to serve.

NOMINEES:
☐	FOR ALL NOMINEES	¡	Pamela N. Abrams
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	¡	Frank Rosales
		¡	John V. Schaefer

☐	FOR ALL EXCEPT (See instructions below)				THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR EACH OF THE THREE DIRECTOR NOMINEES NAMED ABOVE. THE PROXY HOLDERS NAMED ABOVE (OR THEIR SUBSTITUTES) WILL VOTE IN THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: —

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method

.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

¢	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	¢

☐	¢

THE PARENT COMPANY

717 17th Street, Suite 1300

Denver, Colorado 80202

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF THE PARENT COMPANY

The undersigned hereby appoints Michael J. Wagner and Barry Hollingsworth, and each of them, as proxies, with full power of substitution, and hereby authorizes either of them to represent and to vote, in the manner provided below, all shares of common stock of The Parent Company that the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held on June 24, 2008, or any postponement(s) or adjournment(s) thereof. By executing this proxy, the undersigned (i) hereby revokes any previously executed proxy with respect to all proposals and (ii) hereby acknowledges receipt from the Company, prior to the execution of this proxy, of the notice of Annual Meeting and the accompanying proxy statement.

(Continued and to be signed and dated on the reverse side)

¢	14475	¢